                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 5, 2002

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                               38-3214743
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)

1305 STEPHENSON HIGHWAY
TROY, MI                                                48083
(ADDRESS OF PRINCIPAL                                (ZIP CODE)
EXECUTIVE OFFICES)

                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.           OTHER EVENTS

         Registrant, and certain of its subsidiaries, are required to file monthly operating reports with the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Bankruptcy Court"). In connection therewith, attached hereto, as Exhibits 99.1 through 99.9 are the portions of the monthly operating reports consisting of the schedules of cash receipts and disbursements, statements of operations and balance sheets (the "Reports") that registrant and certain of its subsidiaries have filed with the Bankruptcy Court for the month of December, 2001.

         The Reports contain financial statements on a legal entity basis (i.e., not consolidated) that have not been audited or reviewed by independent accountants. The financial statements were prepared using the accrual basis of accounting and certain assumptions and estimates that are subject to revision. Any adjustments to these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made. These adjustments could have a material impact on reported results in the future.

         As has been disclosed previously, on March 26, 2001, the Company filed a Form 8-K and disclosed to the United States Securities and Exchange Commission and the United States Attorney for the Eastern District of Michigan certain accounting irregularities and system deficiencies that affected certain portions of the registrant's financial statements. Some of the then disclosed accounting irregularities were material to registrant's financial statements for at least the third quarter of 1999 and may have been material to restatements for other periods between 1997 through 1999. The extent of any restatements has not been quantified or finalized and is still being evaluated and investigated by registrant. Due to the nature of the issues presented, such evaluation has proven difficult. The Reports do not reflect the impact of any potential corrections resulting from the accounting irregularities or system deficiencies which are under investigation.

         The Reports may contain various forward-looking statements with respect to registrant's financial condition, results of operations and business. These forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those indicated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: (i) that the information is of a preliminary nature and may be subject to further adjustment, (ii) variations in monthly results, (iii) the assimilation of acquisitions, (iv) the management of registrant's growth and expansion, (v) dependence on major customers, (vi) dependence on key personnel,
(vii) development by competitors of new or superior products or services, or entry into the market of new competitors, (viii) fluctuations in paper prices,
(ix) reliability of registrant's data, (x) changes in the business services outsourcing industry, (xi) significance of intangible assets, (xii) management's ability to successfully complete restructuring and repositioning initiatives and confirm a plan of reorganization, (xiii) any financial and legal effect of the class action litigation, and (xiv) other risks identified from time to time in registrant's reports and registration statements filed with the Securities and Exchange Commission. Registrant undertakes no obligations to update or revise such Reports or forward-looking statements.

         Registrant cautions that undue reliance should not be placed on the Reports. As noted, the Reports are unaudited and there is no assurance that the Reports are complete. The Reports also contain information for periods which are different from those required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of registrant's financial condition or operating results for the periods which would be reflected in registrant's financial statements or in its reports filed pursuant to the Exchange Act.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

         99.1     December 2001 Report of Lason, Inc.
         99.2     December 2001 Report of Lason Systems, Inc.
         99.3     December 2001 Report of Lason Services, Inc.,
         99.4     December 2001 Report of Lason International, Inc.
         99.5     December 2001 Report of MR Technologies, Inc.
         99.6     December 2001 Report of Fort Knox Escrow Services, Inc.
         99.7     December 2001 Report of Fort Knox Secured Data, Inc.
         99.8     December 2001 Report of Lason PMC, Inc.
         99.9     December 2001 Report of MR Data Management, Inc.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2002                 LASON, INC.
                                      (REGISTRANT)


                                      By: /s/ Ronald D. Risher
                                          -------------------------------------
                                          Ronald D. Risher,  President and CEO

                                  EXHIBIT INDEX

Exhibit:          Description:

99.1              December 2001 Report of Lason, Inc.
99.2              December 2001 Report of Lason Systems, Inc.
99.3              December 2001 Report of Lason Services, Inc.
99.4              December 2001 Report of Lason International, Inc.
99.5              December 2001 Report of MR Technologies, Inc.
99.6              December 2001 Report of Fort Knox Escrow Services, Inc.
99.7              December 2001 Report of Fort Knox Secured Data, Inc.
99.8              December 2001 Report of Lason PMC, Inc.
99.9              December 2001 Report of MR Data Management, Inc.